                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 [ ]

Filed by a party other than the Registrant              [x]

Check the appropriate box:


       [x]    Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [ ]    Definitive Proxy Statement

       [ ]    Definitive Additional Materials

       [ ]    Soliciting Material Pursuant to Section 240.14a-12


                        JARDINE FLEMING INDIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)


                             LAXEY PARTNERS LIMITED
                         THE VALUE CATALYST FUND LIMITED
                             LAXEY INVESTORS LIMITED
                                LP VALUE LIMITED
                           LAXEY UNIVERSAL VALUE L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [x]     No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

                              --------------------
                               LAXEY PARTNERS LTD
                              --------------------


         Stanley House o 7-9 Market Hill o Douglas o Isle of Man IM1 2BF
                       Tel. 01624 690900 Fax. 01624 690901



Dear Fellow Stockholder of Jardine Fleming India Fund, Inc. (the "Fund"):

         Laxey Partners Limited, an Isle of Man company, is seeking your support in electing our two nominees (the "Laxey Nominees") to the Board of Directors of the Fund (the "Board") at the Annual Meeting of Stockholders of the Fund scheduled for June 3, 2003 (the "Annual Meeting"). Laxey Partners Limited is the manager of The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"), Laxey Investors Limited, a British Virgin Islands company ("LIL"), LP Value Limited, a British Virgin Islands company ("LPV"), and Laxey Universal Value L.P., a Delaware limited partnership ("LUV" and, collectively with Laxey Partners Limited, Catalyst, LIL and LPV, "Laxey") and, through such entities and unaffiliated third party discretionary accounts, Laxey Partners Limited is one of the largest beneficial owners of shares of common stock, $0.001 par value per share (the "Shares"), of the Fund. As of the date of this letter, Laxey Partners Limited beneficially owns approximately 10.3% of the outstanding Shares.

         Laxey believes that the election of the Laxey Nominees, Colin Kingsnorth and Andrew Pegge, represents the best means for the stockholders of the Fund (the "Stockholders") to obtain representatives on the Board who will be committed to causing the Fund to maximize value on behalf of all of the Stockholders. If elected, the Laxey Nominees intend to encourage the clarification of the Fund's status as a tax resident of Mauritius under the India-Mauritius tax treaty and, once clarified, to encourage reconsideration of a proposal to liquidate the Fund.

         Laxey notes that, at the Annual Meeting, the Fund is seeking the approval of (a) the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited, (b) the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited, (c) the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc. and (d) an amended investment policy. Laxey is not making any recommendation on the approval of any of these proposals.

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish to vote FOR the election of the Laxey Nominees to the Board. If you have already returned the [WHITE] proxy card sent to you by the Fund, you have the right to revoke that proxy by signing, dating and mailing a later-dated gold proxy card in the envelope provided. The Fund's proposals are included on Laxey's GOLD proxy card. A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of the Laxey Nominees to the Board and ABSTAIN on each of the Fund's proposals. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting. If you have any questions, please contact Mr. Andrew Pegge at +44 1624 690 900.

         Thank you for your cooperation in helping to cause the Fund to maximize value on behalf of all of the Stockholders.



                                         Sincerely yours,



                                         Andrew Pegge
                                         Director
                                         Laxey Partners Limited














         .
                                       2

                             LAXEY PARTNERS LIMITED

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                        JARDINE FLEMING INDIA FUND, INC.

                         -------------------------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        JARDINE FLEMING INDIA FUND, INC.

                         -------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

         This proxy statement and the enclosed GOLD proxy card are being furnished to the stockholders of Jardine Fleming India Fund, Inc., a Maryland corporation (the "Fund"), by Laxey Partners Limited, an Isle of Man company, on behalf of itself and four of its managed companies, The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"), Laxey Investors Limited, a British Virgin Islands company ("LIL"), LP Value Limited, a British Virgin Islands company ("LPV"), and Laxey Universal Value L.P., a Delaware limited partnership ("LUV" and, collectively with Laxey Partners Limited, Catalyst, LIL and LPV, "Laxey"), in connection with the solicitation of proxies from stockholders of the Fund (the "Stockholders") to be used at the 2003 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote FOR the election of two persons (collectively, the "Laxey Nominees") nominated by LPV for election as directors to the Board of Directors of the Fund (the "Board") at the Annual Meeting.

         The Fund's principal executive office is located at 51 W. 52nd Street, New York, New York 10019. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about [May __, 2003.]

         The Fund has established a record date of April 21, 2003 for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and June 3, 2003 as the date of the Annual Meeting. The Annual Meeting will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006. Each Stockholder of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of the Fund's common stock, $0.001 par value per share ("Share"), held by such Stockholder on the Record Date. Laxey Partners Limited, together with all of the participants in this solicitation, beneficially owns an aggregate of 606,326 Shares, which represents approximately 10.3% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). Laxey Partners Limited and all of the participants intend to vote all of their Shares FOR the election of the Laxey Nominees to the Board.

         Laxey notes that, at the Annual Meeting, the Fund is seeking the approval of (a) the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited (the "New Management Agreement"), (b) the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited (the "Indian Subadvisory Agreement"), (c) the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc. (the "Cash Subadvisory Agreement") and (d) an amended investment policy (the "Investment Policy"). Laxey is not making any recommendation on the approval of any of these proposals.

         THIS SOLICITATION IS BEING MADE BY LAXEY AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE FUND.

         Laxey is soliciting proxies to vote FOR the election of the Laxey Nominees to the Board because Laxey believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will be committed to causing the Fund to maximize value on behalf of all of the Stockholders. If elected, the Laxey Nominees intend to encourage the clarification of the Fund's status as a tax resident of Mauritius under the India-Mauritius tax treaty (the "Tax Treaty") and, once clarified, to encourage reconsideration of a proposal to liquidate the Fund.

         To Laxey's knowledge, there are no other matters scheduled to be voted upon at the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed gold proxy card will vote on such matters in their discretion.


                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAXEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD.

         THE LAXEY NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE FUND'S STOCKHOLDERS, TO GIVING ALL STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD WILL ENABLE YOU--AS THE OWNERS OF THE FUND--TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO CAUSING THE FUND TO MAXIMIZE VALUE ON BEHALF OF ALL OF THE STOCKHOLDERS.

         IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY CARD IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:


                                Mr. Andrew Pegge
                           c/o Laxey Partners Limited
                                  Stanley House
                                 7-9 Market Hill
                                     Douglas
                               Isle of Man IM1 2BF
                        Call (Collect): +44 1624 690 900

                              ELECTION OF DIRECTORS

         Laxey is soliciting your proxy in support of the election of its two nominees to the Board. If you wish to vote for the Laxey Nominees, you may do so by completing and returning a GOLD proxy card.

WHY YOU SHOULD VOTE FOR THE LAXEY NOMINEES
------------------------------------------

         Laxey believes that the election of the Laxey Nominees, Colin Kingsnorth and Andrew Pegge, represents the best means for the Stockholders to obtain representatives on the Board who will be committed to causing the Fund to maximize value on behalf of all of the Stockholders. If elected, the Laxey Nominees intend to encourage the clarification of the Fund's status as a tax resident of Mauritius under the Tax Treaty and, once clarified, to encourage reconsideration of a proposal to liquidate the Fund.

         Laxey believes that the Laxey Nominees are more committed than the current members of the Board to urging the Fund to maximize Stockholder value, based on the inaction of the Board to take any concrete steps which would lead to increased value. Laxey believes that the Laxey Nominees would be more focused on maximizing value because of their substantial equity investment in the Fund. Each of the Laxey Nominees owns significantly more of the Shares than all of the members of the Board combined. Each of the Laxey Nominees beneficially owns 10.3% of the Shares, while the Board collectively owns less than 1% of the Shares.

         The Board is divided into three classes of directors. Each class of directors serves for three years with one class being elected each year. Each year the term of office of one class expires. The terms of Messrs. Jean Jocelyn de Chasteauneuf and Ashok V. Desai expire this year. Mr. Colin Kingsnorth is being nominated by Laxey to be elected to succeed Mr. Jean Jocelyn de Chasteauneuf, and Mr. Andrew Pegge is being nominated by Laxey to be elected to succeed Mr. Ashok V. Desai.

         Even if the Laxey Nominees are elected to the Board, they will constitute only two of the six members of the Board. Accordingly, the Laxey Nominees would not be in a position, without the support of at least two or more of the incumbent members of the Board, to cause any action to be taken. There can be no assurance that the incumbent members of the Board will vote with the Laxey Nominees on matters that the Laxey Nominees propose. Laxey believes, however, that Stockholder support for the Laxey Nominees set forth in this proxy statement may represent the best means for the Stockholders to obtain representatives on the Board who will be committed to causing the Fund to maximize value on behalf of all of the Stockholders.

THE LAXEY NOMINEES
------------------

         Laxey is proposing that the Stockholders elect the Laxey Nominees to the Board at the Annual Meeting.

         The following table sets forth the name, business address, age, term of office and length of time served, present principal occupation and principal occupations, positions, offices, directorships or employments for the past five years of each of the Laxey Nominees. This information has been furnished to Laxey by the Laxey Nominees.


NAME, PRINCIPAL BUSINESS           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE
ADDRESS AND AGE                    LAST FIVE YEARS; CURRENT DIRECTORSHIPS

Colin Kingsnorth                   Investment manager, Laxey Partners (UK) Limited;
28 Chelsea Wharf                   Director, Laxey Partners (UK) Limited; Director, LIL;
Lots Road                          Director, LPV; Director, Ceiba Finance Ltd.; Director,
London SW10 OQJ                    East European Development Fund Ltd; Director, Tea
United Kingdom                     Plantations Investment Trust Ltd.
Age 39


Andrew Pegge                      Investment manager, Laxey Partners Limited; Director,
Stanley House                     LIL; Director, LPV; Director, Laxey Partners (U.K.)
7-9 Market Hill                   Ltd.; Director, Laxey Partners (GP) 1 Ltd.; Director,
Douglas                           Laxey Partners (GP) 2 Ltd.; Director, Laxey Partners
Isle of Man IM1 2BF               (GP) 3 Ltd.; Director, Ceibe Finance Ltd.; Director,
Age 39                            Energy Capital PLC; Director, Classic Car Club Ltd.;
                                  Director, Z Rooms Ltd.


         Neither of the Laxey Nominees will receive any compensation from Laxey for their services as a director of the Fund. Laxey has agreed to indemnify the Laxey Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. Each of Messrs. Kingsnorth and Pegge has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. Neither of the Laxey Nominees has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years. Additional information on the Laxey Nominees and the other participants in this solicitation is set forth in
Schedule I hereto and is incorporated herein by reference.

         As of the date hereof, each of Messrs. Kingsnorth and Pegge owns one half of the outstanding equity of Laxey Partners Limited, the investment manager for Catalyst, LIL, LPV, LUV and unaffiliated third party discretionary accounts and therefore may be deemed to beneficially own an aggregate of 606,326 Shares, representing in the aggregate approximately

10.3% of the outstanding Shares. Each Laxey Nominee may be deemed an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), due to its beneficial ownership of the Shares. No Laxey Nominee is an owner of record of any of the Shares.

         Neither Laxey nor any of the Laxey Nominees is adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

         The following table sets forth the dollar range of equity securities beneficially owned by each Laxey Nominee in the Fund and in all registered investment companies to be overseen by the Laxey Nominees within the Fund's family of investment companies as of May 2, 2003:



------------------------- ---------------------------- ----------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY       REGISTERED  INVESTMENT COMPANIES TO BE OVERSEEN BY THE
                          SECURITIES                   LAXEY NOMINEES WITHIN THE FUND'S FAMILY OF INVESTMENT
NAME                      IN THE FUND                  COMPANIES.(1)
------------------------- ---------------------------- ----------------------------------------------------------
Colin Kingsnorth          Over $100,000                Over $100,000
------------------------- ---------------------------- ----------------------------------------------------------
Andrew Pegge              Over $100,000                Over $100,000
------------------------- ---------------------------- ----------------------------------------------------------

------------------------- ---------------------------- ----------------------------------------------------------


         (1) According to the Fund's proxy statement, the family of investment companies includes Jardine Fleming India Fund, Inc. and Jardine Fleming China Region Fund, Inc. None of the Laxey Nominees beneficially owns any stock of the Jardine Fleming China Region Fund, Inc.

         Laxey does not expect that the Laxey Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and Laxey does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed GOLD proxy card will be voted for substitute Laxey Nominees (who would be named after the solicitation of proxies).

         Directors are elected by a plurality of the votes cast by the holders of Shares present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                  APPROVAL OF THE NEW MANAGEMENT AGREEMENT, THE
        INDIAN SUBADVISORY AGREEMENT, THE CASH SUBADVISORY AGREEMENT AND
                             THE INVESTMENT POLICY

         At the Annual Meeting, the Fund is seeking the approval of (a) the New Management Agreement, (b) the Indian Subadvisory Agreement, (c) the Cash Subadvisory Agreement and (d) the Investment Policy. Laxey is not making any recommendation on the approval of any of these proposals.

         Information regarding the proposed investment advisor, the New Management Agreement, the Indian Subadvisory Agreement, the Cash Subadvisory Agreement and the

Investment Policy is set forth in Fund's proxy statement. We urge you to review the Fund's proxy materials carefully on these matters

         As provided by the 1940 Act, approval of the New Management Agreement, the Indian Subadvisory Agreement, the Cash Subadvisory Agreement and the Investment Policy will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the Shares entitled to vote thereon present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding Shares entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding Shares entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Fund's proposal.

                             LAXEY'S RECOMMENDATIONS

         Laxey is soliciting proxies to vote FOR the election of the Laxey Nominees to the Board. Laxey is not making any recommendation on the approval of the New Management Agreement, the Indian Subadvisory Agreement, the Cash Subadvisory Agreement and the Investment Policy. Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

         YOU ARE URGED TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD.

                           VOTING AND PROXY PROCEDURES

         Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, Laxey believes that the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Fund's proxy statement, there are 5,858,327 Shares issued and outstanding as of the Record Date.

         Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Laxey Nominees to the Board, ABSTAIN on each of the Fund's proposals and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting. Laxey recommends that Stockholders vote FOR the election of the Laxey Nominees to the Board.

         Stockholders may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Laxey, in care of Mr. Andrew Pegge, at the address set forth on the back cover of this proxy statement or to the Fund at 51 W. 52nd Street, New York, New York 10019 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Laxey requests that either the original or photostatic copies of all revocations be mailed to Laxey, in care of Mr. Andrew Pegge, at the address set forth on the back cover of this proxy statement so that Laxey will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

         LAXEY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO LAXEY WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD AND ABSTAIN ON EACH OF THE FUND'S PROPOSALS.

                             SOLICITATION OF PROXIES

         Laxey is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Certain directors, officers and employees of Laxey, none of whom will receive additional compensation for such solicitation, may make solicitations.

         Laxey will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Laxey has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Laxey will employ approximately four persons to solicit Stockholders for the Annual Meeting.

         Laxey does not currently intend to seek reimbursement of the costs of this solicitation from the Fund but may decide to do so in the future. Costs of this solicitation of proxies are currently estimated to be approximately [$200,000]. Laxey estimates that, through the date hereof, its expenses in connection with this solicitation are approximately [$50,000.]

                                OTHER INFORMATION

         According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund no later than November 2, 2003 for consideration by the Fund.


                       CERTAIN INFORMATION ABOUT THE FUND

         Jardine Fleming India Fund, Inc. is a Maryland corporation with its principal executive office located at 51 W. 52nd Street, New York, New York 10019. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

         The Fund's proxy statement contains information regarding:

o    number of Shares outstanding as of the record date;

o    establishment of a quorum;

o    vote required for approval of proposals;

o    treatment of abstentions and "broker non-votes;"

o    admission requirements for the Annual Meeting;

o ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares;

o    background of the Fund's nominees for election to the Board;

o identity of the Fund's investment advisers, managers, distributors and/or administrators;

o compensation paid and payable to the Fund's directors and executive officers;

o    committees of the Board and their responsibilities;

o    revocability of proxies;

o    meetings of the Board and certain committees thereof; and

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2004 Annual Meeting of Stockholders.

         Laxey assumes no responsibility for the accuracy or completeness of such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Laxey is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.



May 2, 2003                  LAXEY PARTNERS LIMITED
                              (on behalf of itself and as attorney-in-fact for the participants in this solicitation)

                              By: /s/ Andrew Pegge, Director
                                 ----------------------------------------------
                                             Andrew Pegge, Director

                                   SCHEDULE I
                         INFORMATION ABOUT PARTICIPANTS

         Laxey Partners Limited is soliciting proxies on behalf of itself and four of its managed companies, Catalyst, LIL, LPV and LUV. By virtue of their ownership of Laxey Partners Limited, Colin Kingsnorth and Andrew Pegge may be deemed to be participants in this solicitation.


Catalyst:
--------

         Catalyst is a private investment company formed in May 2000 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of Catalyst's principal business and principal office is P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. As of the date mailing of this proxy statement, Catalyst is the beneficial owner of 122,050 Shares.


LIL:
---
         LIL is a private investment company formed in March 1999 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of LIL's principal business and principal office is Akara Building, 24 De Castro Street, Wickams Cay I, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LIL is the beneficial owner of 164,503 Shares.


LPV:
---
         LPV is an investment international business company formed in October 2001 in the British Virgin Islands for institutional investors. LPV is managed by Laxey Partners Limited. The address of LPV's principal business and principal office is First Floor, Samuel Harris House, 5-11 St. George's St., Douglas, Isle of Man. As of the date of mailing of this proxy statement, LPV is the beneficial owner of 114,500 Shares.


LUV:
---
         LUV is a Delaware limited partnership organized on February 28, 2002 to provide the partners with an absolute return through capital appreciation with an emphasis on structural arbitrage. The general partner of LUV is Laxey Partners GP(2) Limited, a company established in the British Virgin Islands in February 2002 and a wholly-owned subsidiary of Laxey Partners Limited, the investment manager of LUV. The address of LUV's principal business and principal office is c/o BoE International Fund Services Limited, Samuel Harris House, St. George's Street, Douglas, Isle of Man IM99 1EZ, British Isles. As of the date of mailing of this proxy statement, LUV is the beneficial owner of 104,200 Shares.

Laxey Partners Limited:
----------------------

         Laxey Partners Limited is a global active value fund manager formed in November 1998 and specializing in arbitrage-led investment. Laxey Partners Limited is the investment manager for Catalyst, LPV and LUV, subject to the overall control of the directors of such entities. The address of Laxey Partners Limited's principal business and principal office is Stanley House, 7-9 Market Hill, Douglas, Isle of Man IM1 2BF. Their telephone number is 01624-690-900. As of the date of mailing of this proxy statement, Laxey Partners Limited, through its management of Catalyst, LPV and LUV and through such unaffiliated third party discretionary accounts, is the beneficial owner of 606,326 Shares (representing Catalyst's 122,050 Shares, LIL's 164,503 Shares, LPV's 114,550 Shares, LUV's 104,200 Shares, 100,700 Shares held in an unaffiliated third party discretionary account managed by Laxey Partners Limited and 323 Shares held directly by Laxey Partners Limited).


Colin Kingsnorth, a British citizen ("Kingsnorth"); and Andrew Pegge, a British
--------------------------------------------------------------------------------
citizen ("Pegge"):
-----------------

         Each of Messrs. Kingsnorth and Pegge own one half of the outstanding equity of Laxey Partners Limited. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners Limited. His business address is 28 Chelsea Wharf, Lots Road, London, SW10 0QJ, United Kingdom. Pegge's principal occupation is also that of portfolio manager and director of Laxey Partners Limited and his business address is Stanley House, 7-9 Market Hill, Douglas, Isle of Man, IM1 2BF, United Kingdom. Their telephone numbers are +44-0207-349-5566 and +44-0162-469-0900, respectively. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 606,326 Shares.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares by the participants in this solicitation during the last two years.

         Neither the soliciting participants nor any associate of the soliciting participants have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

         During the past five years, none of the participants in this solicitation has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws.

         None of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                                   SCHEDULE II
                   TRANSACTIONS IN THE SECURITIES OF THE FUND

         Except as disclosed in this proxy statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares by the participants in this solicitation within the past two years. Shares beneficially owned by Laxey Partners Limited include Shares purchased through an unaffiliated third party discretionary account managed by Laxey Partners Limited (the "Laxey Account").

         The following open market purchases and sales of Shares have been made by Catalyst:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                03/12/01                                 9,100                                   $7.42
     -------------------------------- -------------------------------------------- ----------------------------------
                04/12/01                                30,200                                   $7.58
     -------------------------------- -------------------------------------------- ----------------------------------
                12/13/01                                13,550                                   $7.84
     -------------------------------- -------------------------------------------- ----------------------------------
                12/20/01                                29,600                                   $7.48
     -------------------------------- -------------------------------------------- ----------------------------------
                12/21/01                                29,000                                   $7.51
     -------------------------------- -------------------------------------------- ----------------------------------
                01/09/02                                 3,800                                   $7.70
     -------------------------------- -------------------------------------------- ----------------------------------
                01/16/02                                10,800                                   $7.69
     -------------------------------- -------------------------------------------- ----------------------------------



     -------------------------------- -------------------------------------------- ----------------------------------
              DATE OF SALE                       NUMBER OF SHARES SOLD                      PRICE PER SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                06/10/02                                 4,000                                   $7.41
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchases and sales of Shares have been made by LIL:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                10/31/01                               170,503                                   $6.45
     -------------------------------- -------------------------------------------- ----------------------------------
                11/01/01                                 9,000                                   $6.50
     -------------------------------- -------------------------------------------- ----------------------------------
                11/12/01                                12,100                                   $6.77
     -------------------------------- -------------------------------------------- ----------------------------------
                11/21/01                                13,900                                   $7.18
     -------------------------------- -------------------------------------------- ----------------------------------
                11/26/01                                 7,400                                   $7.49
     -------------------------------- -------------------------------------------- ----------------------------------
                11/29/01                                15,400                                   $7.42
     -------------------------------- -------------------------------------------- ----------------------------------
                11/30/01                                 7,200                                   $7.43
     -------------------------------- -------------------------------------------- ----------------------------------
                07/15/02                                10,000                                   $7.16
     -------------------------------- -------------------------------------------- ----------------------------------



     -------------------------------- -------------------------------------------- ----------------------------------
              DATE OF SALE                       NUMBER OF SHARES SOLD                      PRICE PER SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                12/04/01                                30,000                                   $7.63
     -------------------------------- -------------------------------------------- ----------------------------------
                12/19/01                                45,000                                   $7.56
     -------------------------------- -------------------------------------------- ----------------------------------
                06/10/02                                 6,000                                   $7.41
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchases of Shares have been made by LPV:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                11/21/01                                19,300                                   $7.18
     -------------------------------- -------------------------------------------- ----------------------------------
                12/03/01                                17,000                                   $7.42
     -------------------------------- -------------------------------------------- ----------------------------------
                12/12/01                                 7,400                                   $7.90
     -------------------------------- -------------------------------------------- ----------------------------------
                12/13/01                                13,550                                   $7.84
     -------------------------------- -------------------------------------------- ----------------------------------
                12/19/01                                45,000                                   $7.56
     -------------------------------- -------------------------------------------- ----------------------------------
                01/09/02                                 3,800                                   $7.70
     -------------------------------- -------------------------------------------- ----------------------------------
                01/15/02                                 8,500                                   $7.69
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchases of Shares have been made by LUV:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                06/28/02                                 9,900                                   $7.10
     -------------------------------- -------------------------------------------- ----------------------------------
                07/01/02                                 9,150                                   $7.21
     -------------------------------- -------------------------------------------- ----------------------------------
                07/15/02                                 5,000                                   $7.16
     -------------------------------- -------------------------------------------- ----------------------------------
                07/22/02                                 4,500                                   $6.97
     -------------------------------- -------------------------------------------- ----------------------------------
                07/26/02                                26,150                                   $6.75
     -------------------------------- -------------------------------------------- ----------------------------------
                08/02/02                                 4,650                                   $6.50
     -------------------------------- -------------------------------------------- ----------------------------------
                08/16/02                                18,850                                   $6.64
     -------------------------------- -------------------------------------------- ----------------------------------
                08/23/02                                 2,950                                   $6.79
     -------------------------------- -------------------------------------------- ----------------------------------
                08/29/02                                 3,000                                   $6.81
     -------------------------------- -------------------------------------------- ----------------------------------
                09/03/02                                15,550                                   $6.75
     -------------------------------- -------------------------------------------- ----------------------------------
                09/04/02                                 4,500                                   $6.79
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchases of Shares have been made by Laxey Partners Limited:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                02/04/02                                  323                                    $7.72
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchases of Shares have been made on behalf of the Laxey Account:


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                11/20/01                                 6,900                                   $7.17
     -------------------------------- -------------------------------------------- ----------------------------------
                12/03/01                                 9,000                                   $7.42
     -------------------------------- -------------------------------------------- ----------------------------------
                07/01/02                                 9,150                                   $7.21
     -------------------------------- -------------------------------------------- ----------------------------------
                07/26/02                                26,150                                   $6.75
     -------------------------------- -------------------------------------------- ----------------------------------
                08/02/02                                 4,650                                   $6.50
     -------------------------------- -------------------------------------------- ----------------------------------
                08/16/02                                18,850                                   $6.64
     -------------------------------- -------------------------------------------- ----------------------------------
                08/23/02                                 2,950                                   $6.79
     -------------------------------- -------------------------------------------- ----------------------------------


     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
     -------------------------------- -------------------------------------------- ----------------------------------
                08/29/02                                 3,000                                   $6.81
     -------------------------------- -------------------------------------------- ----------------------------------
                09/03/02                                15,550                                   $6.75
     -------------------------------- -------------------------------------------- ----------------------------------
                09/04/02                                 4,500                                   $6.79
     -------------------------------- -------------------------------------------- ----------------------------------


         No separate transactions were undertaken by Messrs. Kingsnorth or Pegge during the above time period.

         As of the date of mailing of this proxy statement, Catalyst, together with Laxey Partners Limited and Messrs. Kingsnorth and Pegge, are the beneficial owners of 122,050 Shares, which represent approximately 2.1% of the issued and outstanding Shares. LIL, together with Laxey Partners Limited and Messrs. Kingsnorth and Pegge, are the beneficial owners of 164,503 Shares, which represents approximately 2.8% of the issued and outstanding shares of the Shares (2,000 Shares are held in the record name of LIL). LPV, together with Laxey Partners Limited and Messrs. Kingsnorth and Pegge, are the beneficial owners of 114,550 Shares, which represents approximately 1.9% of the issued and outstanding Shares. LUV, together with Laxey Partners Limited and Messrs. Kingsnorth and Pegge are the beneficial owners of 104,200 Shares which represents approximately 1.8% of the issued and outstanding Shares. Laxey Partners Limited and Messrs. Kingsnorth and Pegge are the beneficial owners, through Laxey Partners Limited's discretionary authority over the Laxey Account, of 100,700 Shares held in the Laxey Account and 323 Shares held directly by Laxey Partners Limited, which represents approximately 1.7% of the issued and outstanding Shares. The Laxey Account is terminable at any time by the respective third parties, for which the Laxey Account is held, upon providing written notice to Laxey Partners Limited. Accordingly, Laxey Partners Limited and Messrs. Kingsnorth and Pegge are, as of the date hereof, beneficial owners of an aggregate of 606,326 Shares, constituting approximately 10.3% of the Shares outstanding.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Laxey your proxy FOR the election of the Laxey Nominees to the Board:

         1.       SIGNING the enclosed GOLD proxy card,

         2.       DATING the enclosed GOLD proxy card, and

         3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey urges you to confirm in writing your instructions to Laxey at the address provided below so that Laxey will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this proxy statement, please contact Mr. Andrew Pegge, at the address set forth below.

                           c/o Laxey Partners Limited
                                  Stanley House
                                 7-9 Market Hill
                                     Douglas
                               Isle of Man IM1 2BF
                        Call (Collect): +44 1624 690 900

                        JARDINE FLEMING INDIA FUND, INC.
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                   THIS PROXY IS SOLICITED ON BEHALF OF LAXEY
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                      OR MANAGEMENT OF THE INDIA FUND, INC.

         The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of Jardine Fleming India Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of the Fund, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.




                (Continued and to be signed on the reverse side)

                           LAXEY RECOMMENDS A VOTE FOR
                THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD.
            LAXEY MAKES NO RECOMMENDATION ON PROPOSALS 2, 3, 4 AND 5

     1.        Election of Directors.

               Nominees (Class II) to serve until the year 2006 Annual Meeting:

               ELECTION OF COLIN KINGSNORTH (A LAXEY NOMINEE): To elect Colin Kingsnorth as a Class II director of the Board of Directors of the Fund

               FOR  [_____]       WITHHOLD AUTHORITY  [_____]

               ELECTION OF ANDREW PEGGE (A LAXEY NOMINEE): To elect Andrew Pegge as a Class II director of the Board of Directors of the Fund

               FOR  [_____]       WITHHOLD AUTHORITY  [_____]

     2. Approval of the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited

               FOR  [_____]       AGAINST [_____]        ABSTAIN [_____]

     3. Approval of the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited

               FOR  [_____]       AGAINST [_____]        ABSTAIN [_____]

     4. Approval of the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc.

               FOR  [_____]       AGAINST [_____]        ABSTAIN [_____]

     [5.] Amendment of the Fund's investment policies to permit the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations.

               FOR  [_____]       AGAINST [_____]        ABSTAIN [_____]

     6. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW

               THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES TO THE BOARD AND ABSTAIN ON PROPOSALS 2, 3, 4 AND 5.

     DATED:
           ----------------------------------------

     Please Sign Exactly As Name Appears On This Proxy.


     ---------------------------------------------------------
     (signature)


     ---------------------------------------------------------
     (signature, if held jointly


     ---------------------------------------------------------
     (title)

     WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MR. ANDREW PEGGE COLLECT AT +44 1624 690 900.